UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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date of Report (Date of earliest event reported): April 3, 2013 (March 19, 2013)

CHINACAST EDUCATION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33771 (Commission File Number)	20-0178991 (I.R.S. Employer Identification Number)
2000 Pudong Avenue, Room 505 Pudong, Shanghai 200135, China (Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (86) 21 3132 6230

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to the Form 8-K regarding Item 4.01 filed on March 25, 2013, is being filed to include a letter from ChinaCast Education Corporation’s former accountant that indicates whether or not the former accountant agrees with the disclosures provided in that Form 8-K.

Item 4.01. Changes in Registrant’s Certifying Accountant.

Effective March 19, 2013, the Board of Directors (the “Board”) of ChinaCast Education Corporation (the “Company”) dismissed Deloitte Touche Tohmatsu Certified Public Accountants LLP (as successor to Deloitte Touche Tohmatsu CPA Ltd., “Deloitte”) from its position as the Company’s independent accountant. The Company’s dismissal of Deloitte was made based on the recommendations of the Audit Committee of the Board.

As described in Forms 8-K filed on December 21, 2012, and March 25, 2013, the Board had determined, in connection with its ongoing investigation of the questionable activities of its former chairman and chief executive officer Ron Chan Tze Ngon, former president-China Jiang Xiangyuan, former chief financial officer Antonio Sena, former chief accounting officer Jim Ma Lok, and their associates, that the Company’s financial statements contained in the Company’s annual and quarterly reports for 2007, 2008, 2009, 2010 and the first three quarters of 2011, should not be relied upon. The Company has not filed any financial statements for either fiscal year 2011 or 2012 or for any quarter during 2012.

During the Company’s two most recent fiscal years and through the date of this Form 8-K, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosures, auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the subject matter in connection with their reports on the Company’s financial statements for such years.

In its report on the Company’s 2010 Form 10-K, Deloitte had included an adverse opinion on the Company’s internal control over financial reporting because of material weaknesses. Other than this adverse opinion, during the Company’s two most recent fiscal years and through the date of this Form 8-K, there were no reportable events, as defined in Item 304 (a)(1)(v) of Regulation S-K.

Deloitte has furnished to the Company a copy of a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Deloitte’s letter, dated April 2, 2013, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

16.1	Letter from Deloitte, dated April 2, 2013, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 3, 2013

ChinaCast Education Corporation

By:	/s/ Doug Woodrum
Doug Woodrum Chief Financial Officer